UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2019
Date of Report (date of earliest event reported)

ANSYS, Inc.
(Exact name of registrant as specified in its charter)

Delaware			0-20853	04-3219960
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
2600 ANSYS Drive,	Canonsburg,	PA		15317
(Address of Principal Executive Offices)				(Zip Code)

844-462-6797
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value per share	ANSS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

ANSYS, Inc., a Delaware corporation (“ANSYS” or the “Company”), hereby amends its Current Report on Form 8-K ("Initial Form 8-K"), originally filed on November 6, 2019, related to the acquisition of Livermore Software Technology, LLC (“LST”), a California limited liability company, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated September 11, 2019.
Under the terms of the Merger Agreement, the Company acquired 100% of LST for a purchase price of approximately $777.8 million, which included $470.6 million in cash and the issuance of 1.4 million shares of common stock of the Company to the former owners of LST. The Company funded the cash portion of the purchase price in the transaction with cash borrowed from a syndicate of financial institutions, including Bank of America, N.A. as the administrative agent, as previously described in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2019.

The Company is filing this Form 8-K/A for the purpose of filing an audited statement of assets acquired and liabilities assumed on the basis of the allocation of purchase price as of the acquisition date (November 1, 2019), which has been permitted by the Securities and Exchange Commission in lieu of the financial statements and pro forma financial information required under Item 9.01(a) and 9.01(b) of Form 8-K. The financial statement and information filed within this Form 8-K/A should be read in conjunction with the Initial Form 8-K. No other changes have been made to the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired and (b) Pro forma financial information.

The following financial statement of LST is being filed as an exhibit to this Amendment and is incorporated by reference herein:

Exhibit 99.1 – LST's Statement of Assets Acquired and Liabilities Assumed, including the report of independent auditors, as of November 1, 2019.  Pursuant to a letter dated September 26, 2019 from the Securities and Exchange Commission (the “Commission”), the Commission stated that it would permit the substitution of an audited statement of assets acquired and liabilities assumed on the basis of the allocation of the purchase price as of the acquisition date (November 1, 2019) for the full financial statements of LST required by Rule 3-05 and Article 11 of Regulation S-X.

 (d) Exhibits

Exhibit 23.1	Consent of Independent Auditors

Exhibit 99.1	Statement of Assets Acquired and Liabilities Assumed

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on December 30, 2019.

ANSYS, Inc.

By:	/s/ Maria T. Shields
Name:	Maria T. Shields
Title:	Chief Financial Officer